UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 3, 2008

DATASCOPE CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-6516 (Commission File Number)	13-2529596 (IRS Employer Identification No.)

14 Philips Parkway Montvale, New Jersey (Address of principal executive offices)		07645-9998 (Zip Code)
(Registrant’s telephone number, including area code): (201) 391-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     On January 3, 2008, the Corporation issued a press release announcing that the independent inspector of elections, IVS Associates, Inc. (“IVS”), has certified the preliminary voting results from the Company’s 2007 Annual Meeting of Shareholders held on December 20, 2007. Based on the final tabulation and certification by IVS, Datascope shareholders re-elected James J. Loughlin and elected Dr. David Dantzker, who ran as a shareholder nominee. The Company also announced today that it has named Mr. Loughlin as lead independent director of the Board of Directors. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.
     The information, including Exhibit 99.1, furnished in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits:
          Exhibit 99.1 Press release announcing certified voting results for the 2007 Annual Meeting of Shareholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DATASCOPE CORP.

Registrant

/s/ Henry M. Scaramelli

Vice President, Finance and
Chief Financial Officer
Dated: January 4, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release announcing certified voting results for the 2007 Annual Meeting of Shareholders.